Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED DECEMBER 31, 2019

S I
T E

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED DECEMBER 31, 2019 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Fourth Quarter and Year-End 2019 Operating Results

BEACHWOOD, OHIO, February 13, 2020/Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter and year ended December 31, 2019.

“Fourth quarter results were well ahead of plan capping an excellent first full year of operations since our investor day highlighted by accelerated anchor openings and leasing momentum,” commented David R. Lukes, President and Chief Executive Officer. “We ended the year with a stronger portfolio and balance sheet and are excited about the prospects for 2020 and continued execution on all three drivers of our five-year business plan.”

Results for the Quarter

•

Fourth quarter net income attributable to common shareholders was $9.7 million, or $0.05 per diluted share, as compared to net income of $172.5 million, or $0.93 per diluted share, in the year-ago period. The year-over-year decrease in net income was primarily attributable to higher gains on the sale of real estate in 2018.

•

Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $62.3 million, or $0.33 per diluted share, compared to $58.0 million, or $0.31 per diluted share, in the year-ago period. The year-over-year increase in OFFO was primarily attributable to lower general and administrative expenses as well as lower interest expense due to deleveraging efforts.

Results for the Year

•

Net income attributable to common shareholders for the year ended December 31, 2019, was $61.3 million, or $0.33 per diluted share, which compares to net income of $80.9 million, or $0.43 per diluted share for the prior year.

•	Generated Operating FFO of $1.27 per diluted share for the full year 2019, which compares to $1.66 per diluted share for 2018.

Significant Fourth Quarter Activity

•

Announced the expected sale of SITE Centers’ 15% stake in the DDRTC Joint Venture to its partner, TIAA-CREF, based on a gross fund value of $1.14 billion. The transaction is expected to close in the first quarter of 2020.

•	Acquired three shopping centers for an aggregate sales price of $85.1 million.
•

Sold two shopping centers and land for an aggregate sales price of $287.6 million, totaling $76.4 million at SITE Centers’ share, including $46.6 million from the repayment of the Company’s preferred equity investment in its joint venture with Blackstone.

•

Issued 13.225 million common shares resulting in net proceeds of approximately $195.0 million and redeemed all $200.0 million aggregate liquidation preference of its outstanding 6.50% Series J Cumulative Redeemable Preferred Shares (“Class J Preferred Shares”).

Significant Full Year Activity

•

Sold ten shopping centers and land for an aggregate sales price of $550.2 million, or $211.5 million at SITE Centers’ share, including $61.4 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•

In July 2019, amended and restated its $950 million revolving credit facility to extend the maturity date to January 2024 and reduce the overall interest rate. The Company also amended the interest rate applicable to its unsecured term loan and upsized the facility to $100 million from $50 million.

•

Issued the Company’s fifth annual Corporate Responsibility and Sustainability Report (www.sitecenters.com/2018CSR). This report was completed in accordance with the Global Reporting Institute Standards and outlines the Company’s sustainability strategies and the progress and achievements of its comprehensive environmental, social and governance platforms.

Key Quarterly Operating Results

•	Reported 5.1% same store net operating income growth on a pro rata basis for the quarter and 3.6% same store net operating income growth on a pro rata basis for the year ended December 31, 2019.
•

Generated new leasing spreads of 14.5% and renewal leasing spreads of 1.4%, both on a pro rata basis, for the quarter and new leasing spreads of 13.9% and renewal leasing spreads of 4.7%, both on a pro rata basis, for the trailing twelve-month period.

•	Reported a leased rate of 93.8% on a pro rata basis at December 31, 2019, compared to 92.7% at December 31, 2018.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.25 at December 31, 2019, compared to $17.86 at December 31, 2018.

Guidance

The Company estimates net income attributable to common shareholders for 2020 to be from $0.24 to $0.29 per diluted share and Operating FFO to be $1.10 to $1.14 per diluted share.  Disposition fees, debt extinguishment and mark-to-market adjustments of equity awards are excluded from guidance.

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

FY2020E Per Share – Diluted
Net income attributable to common shareholders	$0.24 – $0.29
Depreciation and amortization of real estate	0.75 – 0.77
Equity in net (income) of JVs	(0.01) – (0.02)
JVs' FFO	0.10 – 0.12
FFO (NAREIT) and Operating FFO	$1.10 – $1.14

Other key assumptions for 2020 guidance include:

FY2020E
SSNOI excluding redevelopment (1)	1.0% – 2.0%
SSNOI including redevelopment (1)	2.0% – 3.0%
RVI fee income (excluding disposition fees) (2)	$12 – $18 million
Joint Venture fee income	$16 – $20 million
Interest income	$10 – $13 million

(1)	Excludes impact of lease termination fees and lost rent adjustment.
(2)	Consistent with 2019, guidance excludes impact of disposition fees from Retail Value Inc. for the full year.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 9:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 0413839 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002. The 2018 FFO White Paper was effective starting with first quarter 2019 reporting. The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests. The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gains and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliation of 2020 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		4Q19	4Q18	12M19	12M18
	Revenues:
	Rental income (1)	$110,866	$120,678	$443,421	$650,594
	Other property revenues	926	811	4,330	4,266
	Business interruption income	0	0	885	6,884
		111,792	121,489	448,636	661,744
	Expenses:
	Operating and maintenance (2)	17,033	18,759	71,355	104,232
	Real estate taxes	16,046	20,048	68,308	103,760
		33,079	38,807	139,663	207,992

	Net operating income	78,713	82,682	308,973	453,752

	Other income (expense):
	Fee income (3)	13,992	15,087	59,352	45,511
	Interest income	4,351	5,025	18,009	20,437
	Interest expense	(20,748)	(25,390)	(84,721)	(141,305)
	Depreciation and amortization	(41,687)	(45,587)	(165,087)	(242,102)
	General and administrative (4)	(14,036)	(16,286)	(58,384)	(61,639)
	Other income (expense), net (5)	611	(11,579)	357	(110,895)
	Impairment charges	0	(930)	(3,370)	(69,324)
	Hurricane property loss	0	0	0	(817)
	Income (loss) before earnings from JVs and other	21,196	3,022	75,129	(106,382)

	Equity in net income (loss) of JVs	6,073	(322)	11,519	9,365
	Reserve of preferred equity interests	(3,438)	(6,885)	(15,544)	(11,422)
	Gain on disposition of real estate, net	293	185,763	31,380	225,406
	Tax benefit (expense)	168	(251)	(659)	(862)
	Net income	24,292	181,327	101,825	116,105
	Non-controlling interests	(290)	(480)	(1,126)	(1,671)
	Net income SITE Centers	24,002	180,847	100,699	114,434
	Write-off of preferred share original issuance costs	(7,176)	0	(7,176)	0
	Preferred dividends	(7,082)	(8,383)	(32,231)	(33,531)
	Net income Common Shareholders	$9,744	$172,464	$61,292	$80,903

	Weighted average shares – Basic – EPS	190,360	184,266	183,026	184,528
	Assumed conversion of diluted securities	162	146	228	7
	Weighted average shares – Basic & Diluted – EPS	190,522	184,412	183,254	184,535

	Earnings per common share – Basic	$0.05	$0.94	$0.33	$0.43
	Earnings per common share – Diluted	$0.05	$0.93	$0.33	$0.43

(1)	Rental income:
	Minimum rents	$76,121	$82,779	$301,252	$438,627
	Ground lease minimum rents	5,213	5,198	20,272	30,073
	Percentage and overage rent	1,278	1,323	4,117	5,184
	Recoveries	25,529	29,474	106,995	163,337
	Lease termination fees	214	459	3,219	3,775
	Ancillary and other rental income	2,306	1,445	7,539	9,598
	Bad debt	205	N/A	27	N/A

(2)	Bad debt (prior to adoption of Topic 842)	N/A	(302)	N/A	(334)

(3)	Fee Income:
	JV and other fees	7,399	6,854	29,305	28,425
	RVI fees	6,401	6,896	24,895	14,127
	RVI disposition fees	192	1,337	3,352	2,959
	RVI refinancing fee	0	0	1,800	0

(4)	Mark-to-market adjustment (PRSUs)	928	21	(1,891)	0

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands
		4Q19	4Q18	12M19	12M18
(5)	Other income (expense), net
	Transaction costs - spin-off	0	(26)	0	(37,702)
	Transaction and other expense, net	611	(1,766)	775	(4,973)
	Debt extinguishment costs, net	0	(9,787)	(418)	(68,220)

SITE Centers Corp.

Reconciliation: Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	4Q19	4Q18	12M19	12M18
Net income attributable to Common Shareholders	$9,744	$172,464	$61,292	$80,903
Depreciation and amortization of real estate	39,889	44,154	158,813	236,151
Equity in net (income) loss of JVs	(6,073)	322	(11,519)	(9,365)
JVs' FFO	9,359	7,134	33,528	27,982
Non-controlling interests	28	28	113	615
Impairment of real estate	0	930	3,370	69,324
Reserve of preferred equity interests	3,438	6,885	15,544	11,422
Gain on disposition of real estate, net	(293)	(185,551)	(31,380)	(225,194)
FFO attributable to Common Shareholders	$56,092	$46,366	$229,761	$191,838
RVI disposition and refinancing fees	(192)	(1,337)	(5,152)	(2,959)
Mark-to-market adjustment (PRSUs)	(928)	0	1,891	0
Hurricane property (income) loss, net	0	135	(885)	639
Separation charges	0	0	0	4,641
Debt extinguishment, transaction, net	189	12,759	632	112,096
Joint ventures - debt extinguishment, other	(53)	106	(60)	1,019
Write-off of preferred share original issuance costs	7,176	0	7,176	0
Total non-operating items, net	6,192	11,663	3,602	115,436
Operating FFO attributable to Common Shareholders	$62,284	$58,029	$233,363	$307,274

Weighted average shares & units – Basic: FFO & OFFO	190,501	184,413	183,168	184,684
Assumed conversion of dilutive securities	162	5	228	7
Weighted average shares & units – Diluted: FFO & OFFO	190,663	184,418	183,396	184,691

FFO per share – Basic	$0.29	$0.25	$1.25	$1.04
FFO per share – Diluted	$0.29	$0.25	$1.25	$1.04
Operating FFO per share – Basic	$0.33	$0.31	$1.27	$1.66
Operating FFO per share – Diluted	$0.33	$0.31	$1.27	$1.66
Common stock dividends declared, per share	$0.20	$0.20	$0.80	$1.16

Capital expenditures (SITE Centers share):
Development and redevelopment costs	15,052	8,551	56,647	53,611
Maintenance capital expenditures	2,871	7,051	12,544	14,797
Tenant allowances and landlord work	12,435	9,274	36,040	34,371
Leasing commissions	1,891	807	5,516	3,508
Construction administrative costs (capitalized)	1,272	1,999	3,756	5,681

Certain non-cash items (SITE Centers share):
Straight-line rent	(76)	276	1,322	385
Straight-line fixed CAM	195	0	776	0
Amortization of (above)/below-market rent, net	1,266	1,215	4,594	2,853
Straight-line rent expense	(69)	(657)	(1,089)	(770)
Debt fair value and loan cost amortization	(1,128)	(1,119)	(4,557)	(7,526)
Capitalized interest expense	329	212	1,280	1,148
Stock compensation expense	(146)	(1,752)	(9,241)	(6,273)
Non-real estate depreciation expense	(1,746)	(1,385)	(6,027)	(5,775)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		4Q19	4Q18
	Assets:
	Land	$881,397	$873,548
	Buildings	3,277,440	3,251,030
	Fixtures and tenant improvements	491,312	448,371
		4,650,149	4,572,949
	Depreciation	(1,289,148)	(1,172,357)
		3,361,001	3,400,592
	Construction in progress and land	59,663	54,917
	Real estate, net	3,420,664	3,455,509

	Investments in and advances to JVs	181,906	139,732
	Investment in and advances to affiliate (1)	190,105	223,985
	Receivable – preferred equity interests, net	112,589	189,891
	Cash	16,080	11,087
	Restricted cash	3,053	2,563
	Notes receivable	7,541	19,675
	Receivables and straight-line (2)	60,594	67,335
	Intangible assets, net (3)	79,813	77,419
	Other assets, net	21,277	19,135
	Total Assets	4,093,622	4,206,331

	Liabilities and Equity:
	Revolving credit facilities	5,000	100,000
	Unsecured debt	1,647,963	1,646,007
	Unsecured term loan	99,460	49,655
	Secured debt	94,874	88,743
		1,847,297	1,884,405
	Dividends payable	44,036	45,262
	Other liabilities (4)	220,811	203,662
	Total Liabilities	2,112,144	2,133,329

	Preferred shares	325,000	525,000
	Common shares	19,382	18,471
	Paid-in capital	5,700,400	5,544,220
	Distributions in excess of net income	(4,066,099)	(3,980,151)
	Deferred compensation	7,929	8,193
	Other comprehensive income	(491)	(1,381)
	Common shares in treasury at cost	(7,707)	(44,278)
	Non-controlling interests	3,064	2,928
	Total Equity	1,981,478	2,073,002

	Total Liabilities and Equity	$4,093,622	$4,206,331

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	105	33,985

(2)	Straight-line rents receivable	31,231	31,098

(3)	Operating lease right of use assets (related to adoption of Topic 842)	21,792	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	40,725	0
	Below-market leases, net	46,961	50,332

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
	4Q19	4Q18	4Q19	4Q18
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$24,002	$180,847	$24,002	$180,847
Fee income	(13,992)	(15,087)	(13,992)	(15,087)
Interest income	(4,351)	(5,025)	(4,351)	(5,025)
Interest expense	20,748	25,390	20,748	25,390
Depreciation and amortization	41,687	45,587	41,687	45,587
General and administrative	14,036	16,286	14,036	16,286
Other (income) expense, net	(611)	11,579	(611)	11,579
Impairment charges	0	930	0	930
Hurricane property income	0	0	0	0
Equity in net (income) loss of joint ventures	(6,073)	322	(6,073)	322
Reserve of preferred equity interests	3,438	6,885	3,438	6,885
Tax (benefit) expense	(168)	251	(168)	251
Gain on disposition of real estate, net	(293)	(185,763)	(293)	(185,763)
Income from non-controlling interests	290	480	290	480
Consolidated NOI	78,713	82,682	78,713	82,682
SITE Centers' consolidated JV	0	0	(473)	(435)
Consolidated NOI, net of non-controlling interests	78,713	82,682	78,240	82,247

Net income (loss) from unconsolidated joint ventures	63,196	(58,751)	5,828	(6,797)
Interest expense	20,415	23,997	3,666	3,985
Depreciation and amortization	36,409	34,541	5,991	5,189
Impairment charges	1,540	72,732	77	9,719
Preferred share expense	5,345	5,801	268	290
Other expense, net	4,205	5,394	990	968
Gain on disposition of real estate, net	(51,806)	(10,829)	(2,665)	(1,111)
Unconsolidated NOI	$79,304	$72,885	14,155	12,243

Total Consolidated + Unconsolidated NOI			92,395	94,490
Less: Non-Same Store NOI adjustments			(7,673)	(13,872)
Total SSNOI			$84,722	$80,618

SSNOI % Change			5.1%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
	12M19	12M18	12M19	12M18
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$100,699	$114,434	$100,699	$114,434
Fee income	(59,352)	(45,511)	(59,352)	(45,511)
Interest income	(18,009)	(20,437)	(18,009)	(20,437)
Interest expense	84,721	141,305	84,721	141,305
Depreciation and amortization	165,087	242,102	165,087	242,102
General and administrative	58,384	61,639	58,384	61,639
Other (income) expense, net	(357)	110,895	(357)	110,895
Impairment charges	3,370	69,324	3,370	69,324
Hurricane property loss	0	817	0	817
Equity in net income of joint ventures	(11,519)	(9,365)	(11,519)	(9,365)
Reserve of preferred equity interests	15,544	11,422	15,544	11,422
Tax expense	659	862	659	862
Gain on disposition of real estate, net	(31,380)	(225,406)	(31,380)	(225,406)
Income from non-controlling interests	1,126	1,671	1,126	1,671
Consolidated NOI	308,973	453,752	308,973	453,752
SITE Centers' consolidated JV	0	0	(1,787)	(1,620)
Consolidated NOI, net of non-controlling interests	308,973	453,752	307,186	452,132

Net income (loss) from unconsolidated joint ventures	77,042	(73,582)	10,504	(2,551)
Interest expense	93,887	96,312	16,408	15,229
Depreciation and amortization	149,749	145,849	24,186	20,093
Impairment charges	13,807	177,522	2,530	23,747
Preferred share expense	21,832	24,875	1,092	1,244
Other expense, net	20,563	24,891	3,978	4,263
Gain on disposition of real estate, net	(67,011)	(93,753)	(4,180)	(13,749)
Unconsolidated NOI	$309,869	$302,114	54,518	48,276

Total Consolidated + Unconsolidated NOI			361,704	500,408
Less: Non-Same Store NOI adjustments			(38,701)	(188,675)
Total SSNOI			$323,003	$311,733

SSNOI % Change			3.6%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Shopping Center Count
Operating Centers - 100%	170	169	171	173	177
Wholly Owned	69	66	68	69	70
JV Portfolio	101	103	103	104	107

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	23,650	23,578	23,833	23,985	23,942
Wholly Owned	19,572	19,392	19,646	19,726	19,616
JV Portfolio - Pro Rata Share	4,078	4,186	4,187	4,259	4,326
Unowned - 100%	15,077	15,301	15,332	15,742	16,311

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.25	$18.04	$17.98	$17.92	$17.86
Base Rent PSF < 10K	$28.54	$28.16	$27.84	$27.68	$27.58
Base Rent PSF > 10K	$15.32	$15.24	$15.21	$15.15	$15.10
Commenced Rate	90.9%	91.1%	90.0%	89.4%	90.1%
Leased Rate	93.8%	94.2%	93.9%	93.0%	92.7%
Leased Rate < 10K SF	87.6%	88.0%	88.9%	89.4%	89.1%
Leased Rate > 10K SF	95.7%	96.1%	95.3%	94.0%	93.8%

Wholly Owned SITE
Base Rent PSF	$18.80	$18.59	$18.53	$18.48	$18.41
Leased Rate	93.7%	94.5%	94.0%	93.0%	92.6%
Leased Rate < 10K SF	88.0%	88.4%	89.3%	90.0%	89.5%
Leased Rate > 10K SF	95.4%	96.2%	95.3%	93.8%	93.5%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.70	$15.61	$15.55	$15.45	$15.46
Leased Rate	94.3%	93.0%	93.4%	93.0%	93.4%
Leased Rate < 10K SF	85.9%	86.1%	87.1%	87.0%	87.6%
Leased Rate > 10K SF	97.3%	95.5%	95.6%	95.1%	95.4%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	84.7%	84.0%	84.4%	84.0%	86.0%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	15.3%	16.0%	15.6%	16.0%	14.0%

Quarterly SITE SSNOI at share	5.1%	1.6%	5.7%	2.0%	2.1%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,971	3,013	3,591	3,873	3,808
TTM Blended New and Renewal Rent Spreads - at pro rata share	6.3%	6.9%	7.9%	8.6%	8.2%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	December 31, 2019	December 31, 2018	December 31, 2017
Capital Structure
Market Value Per Share	$14.02	$11.07	$17.92

Common Shares Outstanding	193,821	181,657	184,237
Operating Partnership Units	141	141	186
Total Outstanding Common Shares	193,962	181,798	184,423

Common Shares Equity	$2,719,342	$2,012,502	$3,304,857

Perpetual Preferred Stock - Class J	0	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$525,000	$525,000

Unsecured Credit Facilities	5,000	100,000	0
Unsecured Term Loan	100,000	50,000	400,000
Unsecured Notes Payable	1,656,156	1,655,687	2,827,052
Mortgage Debt (includes JVs at SITE share)	372,498	440,405	988,740
Total Debt (includes JVs at SITE share)	2,133,654	2,246,092	4,215,792
Less: Cash (including restricted cash)	19,133	13,650	94,724
Net Debt	$2,114,521	$2,232,442	$4,121,068

Total Market Capitalization	$5,158,863	$4,769,944	$7,950,925

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,827,239	1,870,363	3,763,739
Consolidated Adjusted EBITDA - annualized	366,900	378,488	622,576
Consolidated Net Debt / Adjusted EBITDA (1)	5.0X	4.9X	6.0X

Pro-Rata Net Effective Debt	2,098,008	2,218,568	4,102,455
Pro-Rata Adjusted EBITDA - annualized	382,652	395,324	637,736
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.5X	5.6X	6.4X

Outstanding Debt & Obligations	1,868,599	1,909,399	3,884,947
Undepreciated Real Estate Assets	5,194,413	5,181,474	8,631,815
Total Debt to Real Estate Assets Ratio	36%	37%	45%
Covenant	65%	65%	65%

Secured Debt & Obligations	94,196	87,467	640,553
Total Assets	5,374,643	5,372,921	9,115,651
Secured Debt to Assets Ratio	2%	2%	7%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,500,271	4,439,863	6,973,787
Unsecured Debt & Obligations	1,774,404	1,821,932	3,244,394
Unencumbered Assets to Unsecured Debt	254%	244%	215%
Covenant	135%	135%	135%

Net Income Available for Debt Service	336,137	370,272	560,295
Maximum Annual Service Charge	89,365	149,201	217,754
Fixed Charge Coverage Ratio	3.8X	2.5X	2.6X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	336,304	453,329	623,575
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.8X	3.0X	2.9X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB- (Positive)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100% (2)			Same Store at SITE Share (2)
SITE at share	4Q19	4Q18	Change	4Q19	4Q18	Change

Leased rate	93.9%	93.6%	0.3%	94.5%	93.8%	0.7%
Commenced rate	91.5%	91.8%	(0.3%)	92.3%	92.0%	0.3%

Revenues:
Minimum rents	$145,754	$143,671		$85,086	$83,204
Recoveries	44,330	46,012		25,891	27,375
Percentage and overage rent	2,407	2,035		1,481	998
Ancillary and other rental income	3,921	2,123		2,167	1,203
Bad debt	132	(604)		249	(379)
	196,544	193,237	1.7%	114,874	112,401	2.2%
Expenses:
Operating and maintenance	(25,949)	(25,010)		(14,545)	(14,161)
Real estate taxes	(27,015)	(28,802)		(15,607)	(17,622)
	(52,964)	(53,812)	(1.6%)	(30,152)	(31,783)	(5.1%)
Total SSNOI (4)	$143,580	$139,425	3.0%	$84,722	$80,618	5.1%

Non-Same Store NOI	14,437	16,142		7,673	13,872
Total Consolidated + Unconsolidated NOI	$158,017	$155,567		$92,395	$94,490

SSNOI Operating Margin	73.1%	72.2%		73.8%	71.7%
SSNOI Recovery Rate	83.7%	85.5%		85.9%	86.1%

	Same Store at 100% (2)			Same Store at SITE Share (2)
YTD SITE at share	12M19	12M18	Change	12M19	12M18	Change

Leased rate	93.9%	93.6%	0.3%	94.5%	93.8%	0.7%
Commenced rate	91.5%	91.8%	(0.3%)	92.3%	92.0%	0.3%

Revenues:
Minimum rents	$570,593	$564,244		$328,640	$323,235
Recoveries	182,696	179,689		107,686	104,860
Percentage and overage rents	5,995	5,174		4,137	3,047
Ancillary and other rental income	12,320	7,748		7,511	4,419
Bad debt	(1,290)	(1,955)		(153)	(953)
	770,314	754,900	2.0%	447,821	434,608	3.0%
Expenses:
Operating and maintenance	(104,241)	(100,251)		(58,600)	(56,135)
Real estate taxes	(112,341)	(112,523)		(66,218)	(66,740)
	(216,582)	(212,774)	1.8%	(124,818)	(122,875)	1.6%
Total SSNOI (5)	$553,732	$542,126	2.1%	$323,003	$311,733	3.6%

Non-Same Store NOI (3)	65,110	213,740		38,701	188,675
Total Consolidated + Unconsolidated NOI	$618,842	$755,866		$361,704	$500,408

SSNOI Operating Margin	71.9%	71.8%		72.1%	71.7%
SSNOI Recovery Rate	84.4%	84.5%		86.3%	85.3%

(1) See calculation definition in the Non-GAAP Measures section.
(2) The Company adopted Topic 842, Leases in the first quarter. All prior periods have been restated to conform to the 2019 presentation.
(3) See Investments section for detail on major redevelopment activity. Represents 10.7% of YTD19 total NOI at SITE share.
(4) Presented SSNOI methodology is unchanged. Excluding lost rent related to lease terminations, 4Q 2019 SSNOI would be 2.6% and 4.8% at 100% and at SITE share, respectively.
(5) Presented SSNOI methodology is unchanged. Excluding lost rent related to lease terminations, YTD 2019 SSNOI would be 1.8% and 3.3% at 100% and at SITE share, respectively.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q19	26	51,563	$31.18	$27.23	14.5%	8.4	62	226,442	$20.84	10.1
3Q19	33	67,845	$28.22	$24.78	13.9%	10.1	60	180,619	$19.37	9.7
2Q19	33	124,738	$20.09	$18.76	7.1%	8.2	60	219,838	$19.06	8.6
1Q19	26	101,757	$19.84	$16.10	23.2%	9.3	53	254,655	$18.89	9.7
	118	345,903	$23.26	$20.42	13.9%	9.0	235	881,554	$19.53	9.5

Renewals
4Q19	110	401,113	$18.87	$18.61	1.4%	6.1	110	401,113	$18.87	6.1
3Q19	124	593,997	$17.65	$16.87	4.6%	5.5	124	593,997	$17.65	5.5
2Q19	95	653,418	$17.10	$16.27	5.1%	5.1	95	653,418	$17.10	5.1
1Q19	115	440,461	$17.15	$15.90	7.9%	5.5	115	440,461	$17.15	5.5
	444	2,088,989	$17.60	$16.81	4.7%	5.5	444	2,088,989	$17.60	5.5

New + Renewals
4Q19	136	452,676	$20.27	$19.59	3.5%	6.5	172	627,555	$19.58	7.6
3Q19	157	661,842	$18.73	$17.68	5.9%	6.2	184	774,616	$18.05	6.6
2Q19	128	778,156	$17.58	$16.67	5.5%	5.7	155	873,256	$17.59	6.1
1Q19	141	542,218	$17.65	$15.94	10.7%	6.3	168	695,116	$17.79	7.1
	562	2,434,892	$18.41	$17.32	6.3%	6.1	679	2,970,543	$18.18	6.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
4Q19	149,782	$22.00	$3.86	$2.33	$1.11	$7.30	$14.70	9.1	57%	43%
3Q19	168,160	$19.94	$2.66	$1.68	$0.85	$5.19	$14.75	9.8	62%	38%
2Q19	193,568	$19.92	$2.31	$4.90	$0.80	$8.01	$11.91	8.4	65%	35%
1Q19	199,059	$19.87	$3.17	$2.10	$0.60	$5.87	$14.00	9.6	65%	35%
	710,569	$20.35	$2.99	$2.75	$0.82	$6.56	$13.79	9.2	62%	38%

Renewals
4Q19	401,113	$19.30	$0.61	$0.01	$0.06	$0.68	$18.62	6.1	62%	38%
3Q19	593,997	$17.94	$0.32	$0.00	$0.00	$0.32	$17.62	5.5	78%	22%
2Q19	653,418	$17.21	$0.03	$0.00	$0.01	$0.04	$17.17	5.1	85%	15%
1Q19	440,461	$17.41	$0.37	$0.00	$0.01	$0.38	$17.03	5.5	71%	29%
	2,088,989	$17.86	$0.30	$0.00	$0.02	$0.32	$17.54	5.5	76%	24%

New + Renewals
4Q19	550,895	$20.03	$1.78	$0.85	$0.44	$3.06	$16.97	7.0	61%	39%
3Q19	762,157	$18.38	$1.09	$0.55	$0.28	$1.92	$16.46	6.5	74%	26%
2Q19	846,986	$17.83	$0.76	$1.58	$0.26	$2.60	$15.23	5.9	81%	19%
1Q19	639,520	$18.18	$1.59	$0.92	$0.27	$2.78	$15.40	6.8	69%	31%
	2,799,558	$18.49	$1.26	$0.99	$0.31	$2.56	$15.93	6.5	72%	28%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants (excludes DDRTC)

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	46	25	71	$21,395	6.0%	$27,233	1,534	6.8%	2,096	A+/A2/NR
2	Bed Bath & Beyond (2)	28	11	39	11,686	3.3%	15,528	854	3.8%	1,136	BB/Baa3/NR
3	PetSmart	23	12	35	9,477	2.7%	12,654	558	2.5%	776	B-/B3/NR
4	Dick's Sporting Goods (3)	12	7	19	9,356	2.6%	12,757	580	2.6%	881	NR
5	Michaels	20	13	33	7,928	2.2%	10,903	535	2.4%	786	B+/NR/NR
6	Ulta	25	13	38	7,303	2.1%	9,862	286	1.3%	406	NR
7	Gap (4)	19	14	33	6,914	2.0%	9,808	364	1.6%	530	BB/Baa2/NR
8	Best Buy	8	5	13	6,655	1.9%	9,038	407	1.8%	581	BBB/Baa1/NR
9	Nordstrom Rack	9	1	10	6,373	1.8%	7,047	328	1.5%	362	BBB/Baa2/BBB+
10	Ross Stores (5)	15	23	38	6,300	1.8%	12,117	554	2.5%	1,096	A-/A2/NR
11	Kroger (6)	6	7	13	6,242	1.8%	8,514	461	2.0%	766	BBB/Baa1/NR
12	AMC Theatres	2	5	7	6,236	1.8%	10,959	257	1.1%	519	B/B2/NR
13	Kohl's	6	8	14	5,731	1.6%	10,517	665	2.9%	1,221	BBB/Baa2/BBB
14	Barnes & Noble	9	5	14	5,593	1.6%	7,329	257	1.1%	357	NR
15	Whole Foods	3	2	5	4,938	1.4%	5,679	208	0.9%	259	A+/A3/NR
16	Burlington	5	4	9	4,469	1.3%	5,970	263	1.2%	426	BB+/NR/BB+
17	DSW	11	3	14	4,066	1.1%	4,880	247	1.1%	298	NR
18	Five Below	20	15	35	3,950	1.1%	5,769	204	0.9%	306	NR
19	Petco	12	7	19	3,712	1.0%	5,207	179	0.8%	258	CCC+/B3/NR
20	Office Depot (7)	11	8	19	3,581	1.0%	5,611	266	1.2%	413	B/Ba3/NR
21	Party City	13	6	19	3,450	1.0%	4,648	171	0.8%	237	NR
22	Cinemark	2	2	4	3,111	0.9%	4,231	200	0.9%	266	BB/NR/NR
23	Pier 1 Imports	9	7	16	3,111	0.9%	4,235	118	0.5%	175	CCC-/NR/NR
24	Jo-Ann	8	5	13	3,108	0.9%	3,973	273	1.2%	381	B-/B2/NR
25	Staples	7	9	16	2,970	0.8%	4,659	190	0.8%	313	B+/B1/NR
26	Regal Cinemas	3	0	3	2,803	0.8%	2,803	138	0.6%	138	NR
27	Total Wine & More	5	1	6	2,764	0.8%	3,013	139	0.6%	152	NR
28	Dollar Tree Stores	18	14	32	2,708	0.8%	3,903	233	1.0%	345	BBB-/Baa3/NR
29	Hobby Lobby	6	0	6	2,455	0.7%	2,455	315	1.4%	315	NR
30	Giant Eagle	2	2	4	2,423	0.7%	4,292	203	0.9%	369	NR
31	LA Fitness	3	1	4	2,379	0.7%	2,966	144	0.6%	175	NR
32	Home Depot	3	2	5	2,332	0.7%	3,613	334	1.5%	600	A/A2/A
33	Macy's (8)	4	0	4	2,293	0.6%	2,293	183	0.8%	183	BBB-/Baa3/BBB
34	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.5%	189	B-/NR/NR
35	Publix	2	18	20	2,142	0.6%	8,808	247	1.1%	964	NR
36	Tailored Brands (9)	12	4	16	2,096	0.6%	2,677	75	0.3%	107	B/NR/NR
37	Ascena (10)	14	7	21	2,068	0.6%	2,611	86	0.4%	113	CCC/Caa2/NR
38	Caleres Inc.	10	5	15	2,014	0.6%	2,729	96	0.4%	132	BB/Ba2/NR
39	Mattress Firm	13	10	23	2,009	0.6%	3,071	64	0.3%	105	NR
40	AT&T	16	19	35	1,996	0.6%	3,229	57	0.3%	97	BBB/Baa2/A-
41	Carter's Childrenswear	14	10	24	1,968	0.6%	2,568	68	0.3%	95	BB+/NR/NR
42	Ahold Delhaize (11)	1	6	7	1,956	0.6%	5,745	119	0.5%	385	BBB/Baa1/BBB+
43	Lowe's	2	2	4	1,900	0.5%	3,590	322	1.4%	531	BBB+/Baa1/NR
44	Target	3	1	4	1,826	0.5%	2,091	502	2.2%	570	A/A2/A-
45	Panera	10	6	16	1,651	0.5%	2,288	54	0.2%	77	NR
46	L Brands (12)	12	8	20	1,644	0.5%	2,106	56	0.2%	74	BB-/Ba2/NR
47	Darden (13)	8	2	10	1,514	0.4%	1,745	61	0.3%	73	BBB/Baa2/BBB
48	Signet Jewelers (14)	10	3	13	1,504	0.4%	1,670	39	0.2%	45	BB-/NR/B+
49	Kirkland's	8	2	10	1,497	0.4%	1,640	74	0.3%	81	NR
50	Beall's	5	5	10	1,485	0.4%	2,378	210	0.9%	369	NR
	Top 50 Total	516	346	862	$209,325	59.1%	$297,275	13,883	61.5%	21,129
	Total Portfolio				$354,281	100.0%	$512,773	22,579	100.0%	34,834

(1) T.J. Maxx (19) / Marshalls (25) / HomeGoods (18) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(2) Bed Bath (19) / World Market (12) / buybuy Baby (7) / CTS (1)							(9) Men's Wearhouse (11) / Jos. A. Bank (4) / K&G Fashion Superstore (1)
(3) Dick's Sporting Goods (16) / Golf Galaxy (3)							(10) Ann Taylor (2) / Catherine's (2) / Justice (8) / Lane Bryant (6) / Maurice's (3)
(4) Gap (2) / Old Navy (30) / Banana Republic (1)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (36) / dd's Discounts (2)							(12) Bath & Body Works (17) / Victoria's Secret (3)
(6) Kroger (8) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Longhorn Steakhouse (6) / Olive Garden (4)
(7) Office Depot (10) / OfficeMax (9)							(14) Kay Jewelers (8) / Jared (4) / Zales (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	22	416	$18.91	0.2%	46	55	$1,446	$26.29	1.2%	48	77	$1,862	$24.18	0.5%
2020	55	656	9,090	$13.86	4.1%	324	465	12,344	$26.55	10.4%	379	1,121	21,434	$19.12	6.2%
2021	124	1,852	26,232	$14.16	11.7%	440	560	15,619	$27.89	13.1%	564	2,412	41,851	$17.35	12.2%
2022	143	2,407	35,725	$14.84	15.9%	451	675	18,903	$28.00	15.9%	594	3,082	54,628	$17.72	15.9%
2023	145	2,444	33,943	$13.89	15.1%	419	658	18,782	$28.54	15.8%	564	3,102	52,725	$17.00	15.4%
2024	141	2,429	33,556	$13.81	15.0%	394	544	16,032	$29.47	13.5%	535	2,973	49,588	$16.68	14.4%
2025	90	1,553	25,725	$16.56	11.5%	172	264	7,362	$27.89	6.2%	262	1,817	33,087	$18.21	9.6%
2026	49	669	10,088	$15.08	4.5%	108	240	7,361	$30.67	6.2%	157	909	17,449	$19.20	5.1%
2027	35	635	12,358	$19.46	5.5%	90	187	5,369	$28.71	4.5%	125	822	17,727	$21.57	5.2%
2028	40	628	9,313	$14.83	4.1%	110	230	6,836	$29.72	5.8%	150	858	16,149	$18.82	4.7%
2029	34	629	11,292	$17.95	5.0%	100	207	6,265	$30.27	5.3%	134	836	17,557	$21.00	5.1%
Thereafter	38	923	16,679	$18.07	7.4%	38	99	2,551	$25.77	2.1%	76	1,022	19,230	$18.82	5.6%
Total	896	14,847	$224,417	$15.12	100.0%	2,692	4,184	$118,870	$28.41	100.0%	3,588	19,031	$343,287	$18.04	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	22	$416	$18.91	0.2%	43	54	$1,429	$26.46	1.2%	45	76	$1,845	$24.28	0.5%
2020	19	153	1,863	$12.18	0.8%	202	255	7,095	$27.82	6.0%	221	408	8,958	$21.96	2.6%
2021	17	228	4,280	$18.77	1.9%	282	295	8,577	$29.07	7.2%	299	523	12,857	$24.58	3.7%
2022	26	306	5,372	$17.56	2.4%	247	319	8,851	$27.75	7.4%	273	625	14,223	$22.76	4.1%
2023	17	132	2,995	$22.69	1.3%	255	307	8,340	$27.17	7.0%	272	439	11,335	$25.82	3.3%
2024	18	226	3,609	$15.97	1.6%	221	238	7,388	$31.04	6.2%	239	464	10,997	$23.70	3.2%
2025	23	257	3,994	$15.54	1.8%	174	245	6,699	$27.34	5.6%	197	502	10,693	$21.30	3.1%
2026	18	204	4,225	$20.71	1.9%	129	195	5,866	$30.08	4.9%	147	399	10,091	$25.29	2.9%
2027	24	325	5,783	$17.79	2.6%	165	248	7,863	$31.71	6.6%	189	573	13,646	$23.82	4.0%
2028	37	513	7,028	$13.70	3.1%	161	272	8,311	$30.56	7.0%	198	785	15,339	$19.54	4.5%
2029	26	362	5,135	$14.19	2.3%	142	209	6,064	$29.01	5.1%	168	571	11,199	$19.61	3.3%
Thereafter	669	12,119	179,717	$14.83	80.1%	671	1,547	42,387	$27.40	35.7%	1,340	13,666	222,104	$16.25	64.7%
Total	896	14,847	$224,417	$15.12	100.0%	2,692	4,184	$118,870	$28.41	100.0%	3,588	19,031	$343,287	$18.04	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$95,213	$23,902	$71,311	$4,735	$14,919
Redevelopments – Tactical (3)		10%	62,719	33,885	28,834	17,116	16,769
Other (4)		N/A	N/A	19,564	0	0	19,564
Undeveloped land (5)		N/A	N/A	8,411	0	0	8,411
			$157,932	$85,762	$100,145	$21,851	$59,663

Redevelopments – Major

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	18,155	9,577	4,735	9,921	4Q19	4Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	2Q20	CGV Cinemas

West Bay Plaza (Phase II) (Cleveland, OH)	100%		12,000	1,660	10,340	0	1,660	1Q20	2Q22

Woodfield Village Green (Chicago, IL)	100%		11,856	53	11,803	0	53	3Q22	3Q23

Shoppers World (Boston, MA)	100%		20,426	1,950	18,476	0	1,950	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,167	7,389	0	418	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	917	8,916	0	917	TBD	TBD

			$95,213	$23,902	$71,311	$4,735	$14,919

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $7 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

Acquisitions

10/02/19	Vintage Plaza	Austin, TX	100.0%	41	$12,645	$0	$12,645	$0
11/07/19	The Blocks	Portland, OR	100.0%	97	50,500	0	50,500	0
12/12/19	Southtown Center	Tampa, FL	100.0%	44	22,000	9,100	22,000	9,100
		Total 2019		182	$85,145	$9,100	$85,145	$9,100

Dispositions

01/10/19	Northpoint SC (BRE DDR Retail Holdings III)	Cape Coral, FL	5.0%	112	$17,836	$7,449	$892	$372
01/11/19	Winchester Station (BRE DDR Retail Holdings III)	Winchester, VA	5.0%	183	30,550	15,205	1,528	760
01/15/19	Heritage Square (1)	Monmouth Junction, NJ	0.3%	81	14,700	13,497	44	40
01/16/19	Largo Town Center (Other)	Upper Marlboro, MD	20.0%	277	43,950	0	8,790	0
03/08/19	Vista Village	Vista, CA	100.0%	194	66,200	0	66,200	0
	Preferred equity repayment				12,406		12,406
		1Q 2019 Total		847	$185,642	$36,151	$89,860	$1,172

04/16/19	Westside Centre (TIAA)	Huntsville, AL	15.0%	477	$35,900	$23,625	$5,385	$3,544
06/19/19	North Towne Commons	Toledo, OH	100.0%	80	750	0	750	0
	Preferred equity repayment				1,194		1,194
		2Q 2019 Total		557	$37,844	$23,625	$7,329	$3,544

08/09/19	Duvall Village	Bowie, MD	100.0%	88	$10,000	$0	$10,000	$0
08/27/19	Prairie Market outparcel (BRE DDR Retail Holdings III)	Oswego, IL	5.0%	11	1,300	0	65	0
09/26/19	Orchards Market Center	Vancouver, WA	100.0%	178	26,600	0	26,600	0
	Preferred equity repayment				1,255		1,255
		3Q 2019 Total		277	$39,155	$0	$37,920	$0

10/28/19	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		$12,040	$0	$12,040	$0
12/09/19	Eastland Center (BRE DDR Retail Holdings III)	West Covina, CA	5.0%	812	184,750	90,000	9,238	4,500
12/20/19	Barrett Pavilion (DDRTC)	Kennesaw, GA	15.0%	459	42,000	0	6,300	0
	Preferred equity repayment				46,550		46,550
	Non-operating sales				2,256		2,256
		4Q 2019 Total		1,271	$287,596	$90,000	$76,384	$4,500

		Total 2019		2,952	$550,237	$149,776	$211,493	$9,216

01/23/20	Crossroads Plaza (DDRM Properties)	Lumberton, NJ	20.0%	100	$25,000	$16,071	$5,000	$3,214
01/21/20	Non-operating sales				320		320
		1Q 2020 QTD		100	$25,320	$16,071	$5,320	$3,214

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$5,000	$5,000	2.68%				$5,000	2.68%
Unsecured Term Loan	100,000	100,000	2.78%				100,000	2.78%
Unsecured Public Debt	1,656,156	1,656,156	4.33%				1,656,156	4.33%
Fixed Rate Mortgage Loans	94,196	84,765	4.62%	$1,037,162	$212,841	4.57%	297,606	4.59%
Variable Rate Mortgage Loans	0	0	0.00%	616,729	74,892	4.74%	74,892	4.74%
Subtotal	$1,855,352	$1,845,921	4.26%	$1,653,891	$287,733	4.62%	$2,133,654	4.31%
Fair Market Value Adjustment	983	983		2,226	111		1,094
Unamortized Loan Costs, Net	(9,038)	(8,993)		(15,971)	(2,373)		(11,366)
Total	$1,847,297	$1,837,911	4.26%	$1,640,146	$285,471	4.62%	$2,123,382	4.31%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$1,749	$39,934	$0	$41,683	$41,683	4.96%
2021	1,215	42,198	0	43,413	43,413	4.07%
2022	0	0	200,000	200,000	200,000	4.77%
2023	0	0	187,209	187,209	187,209	3.12%
2024	0	0	65,614	65,614	56,183	4.07%
2025	0	9,100	462,142	471,242	471,242	3.77%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,809)	(3,809)	(3,809)
Total	$2,964	$91,232	$1,761,156	$1,855,352	$1,845,921	4.26%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$6,013	$20,843	$0	$26,856	$5,780	4.72%
2021	5,420	80,453	0	85,873	32,208	5.51%
2022	4,246	639,709	0	643,955	109,728	4.42%
2023	3,821	35,177	0	38,998	2,639	4.26%
2024	2,278	678,008	0	680,286	96,403	4.93%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	106,200	0	108,209	16,622	3.89%
2028	514	65,397	0	65,911	23,041	3.70%
2029 and beyond	0	0	0	0	0	-
Total	$28,104	$1,625,787	$0	$1,653,891	$287,733	4.62%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	94.3%	4.3%	74.0%	4.6%	91.6%	4.4%
Variable	5.7%	2.8%	26.0%	4.7%	8.4%	3.6%

Recourse to SITE	95.4%	4.2%	0.0%	0.0%	82.5%	4.2%
Non-recourse to SITE	4.6%	4.6%	100.0%	4.6%	17.5%	4.6%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$5,000	$5,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$105,000	$105,000
Public Debt
Unsecured Notes	200,980	200,980	07/22	4.76%
Unsecured Notes	87,030	87,030	05/23	3.52%
Unsecured Notes	65,485	65,485	08/24	4.07%
Unsecured Notes	455,422	455,422	02/25	3.79%
Unsecured Notes	397,849	397,849	02/26	4.43%
Unsecured Notes	449,389	449,389	06/27	4.80%
	$1,656,156	$1,656,156
Mortgage Debt
Polaris Towne Center, OH (4)	40,081	40,081	04/20	4.96%
Chapel Hills West, CO	9,841	9,841	06/21	3.60%
Chapel Hills East, CO	6,596	6,596	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,578	19,147	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$94,196	$84,765

Consolidated Debt Subtotal	$1,855,352	$1,845,921
FMV Adjustment – Assumed Debt	983	983
Unamortized Loan Costs, Net	(9,038)	(8,993)
Total Consolidated Debt	$1,847,297	$1,837,911

Rate Type
Fixed	$1,750,352	$1,740,921	5.3 years	4.35%
Variable	105,000	105,000	3.2 years	2.78%
	$1,855,352	$1,845,921	5.2 years	4.26%
Perpetual Preferred Stock
Class K	150,000	150,000	April 2018 (5)	6.25%
Class A	175,000	175,000	June 2022 (5)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Mortgage repaid in January 2020.
(5) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2020 Loan Pool (5 assets)	SAU	17,410	3,482	04/20	4.74%
Flat Shoals Crossing, GA	SAU	3,563	713	04/20	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,791	15,724	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	64,233	16,540	09/21	4.91%
January 2022 Loan Pool (3 assets)	BREDDR IV	93,021	4,651	01/22	4.37%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (15 assets)	DDRM	198,396	39,679	07/22	4.38%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,062	07/22	5.24%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.97%
Millenia Crossing, FL	BREDDR IV	21,098	1,055	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL	BREDDR IV	13,300	665	02/24	4.29%
Birkdale Village, NC	DDRTC	78,688	11,803	04/24	4.31%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (12 assets)	BREDDR III	230,000	11,500	06/24	5.31%
Overlook at King of Prussia, PA	DDRTC	40,800	6,120	09/27	3.89%
Marketplace at Millcreek, GA	DDRTC	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	DDRTC	25,800	3,870	09/27	3.89%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,500	19,750	04/28	3.49%
May 2028 Loan Pool (7 assets)	SAU	40,343	8,069	05/28	4.20%
Unconsolidated Debt Subtotal		$1,653,891	$287,733
FMV Adjustment – Assumed Debt		2,226	111
Unamortized Loan Costs, Net		(15,971)	(2,373)
Total Unconsolidated Debt		$1,640,146	$285,471

Rate Type
Fixed		$1,037,162	$212,841	4.2 years	4.57%
Variable		616,729	74,892	2.8 years	4.74%
		$1,653,891	$287,733	3.8 years	4.62%

(1) Assumes borrower extension options are exercised.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	4Q19	4Q18
Consolidated
Net income to SITE	$24,002	$180,847
Interest expense	20,748	25,390
Income taxes, net	(168)	251
Depreciation and amortization	41,687	45,587
Adjustments for non-controlling interests	(184)	(173)
EBITDA – current quarter	86,085	251,902
Impairments	0	930
Reserve of preferred equity interest	3,438	6,885
Gain on disposition of real estate, net	(293)	(185,763)
EBITDAre – current quarter	89,230	73,954
Equity in net (income) loss of JVs	(6,073)	322
Other (income) expense, net	(738)	12,759
Hurricane property loss	0	135
Adjustments for non-controlling interests	0	212
JV OFFO (at SITE Share)	9,306	7,240
Adjusted EBITDA – current quarter (1)	91,725	94,622
Adjusted EBITDA – annualized	366,900	378,488

Consolidated debt	1,847,297	1,884,405
Partner share of consolidated debt	(9,431)	(9,607)
Loan costs, net	9,038	10,295
Face value adjustments	(983)	(1,546)
Cash and restricted cash	(18,682)	(13,184)
Net effective debt	$1,827,239	$1,870,363

Debt/Adjusted EBITDA – Consolidated (2)	5.0x	4.9x

Pro rata including JVs
EBITDAre	92,516	81,411
Adjusted EBITDA – current quarter	95,663	98,831
Adjusted EBITDA – annualized	382,652	395,324

Consolidated net debt	1,827,239	1,870,363
JV debt (at SITE Share)	287,733	362,545
Cash and restricted cash	(16,964)	(14,340)
Net effective debt	$2,098,008	$2,218,568

Debt/Adjusted EBITDA – Pro Rata (2)	5.5x	5.6x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties		Owned GLA	4Q19 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
TIAA-CREF DDRTC (3)	15%	21		7,139	$23,432		$1,265,142	$184,888

Madison International DDRM	20%	35		5,397	17,882		967,914	512,438

Blackstone RE Partners
BREDDR III	5%	13		2,814	8,460		421,382	279,986	$57,134	(4)
BREDDR IV	5%	5		1,120	3,278		174,844	127,419	55,455	(5)

Chinese Institutional Investors DTP	20%	10		3,396	12,035		572,697	364,320

State of Utah SAU	20%	12		976	2,447		134,883	61,316

Various Investors Other	Various	4		1,263	4,982		233,776	123,524
Total		100	(6)	22,105	$72,516		$3,770,638	$1,653,891	$112,589
Property management fees					3,641	(1)
Assets sold in 4Q2019					3,147	(1)
Net operating income					$79,304	(7)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($13.7 million or $2.3 million at SITE's Share) are excluded from above.

(3) The Company expects to complete the sale of its interest in the first quarter of 2020.

(4) Amount is net of $78.2 million valuation allowance and $182.2 million of face value repaid through December 31, 2019.  Face value of $135.4 million including accrued interest of $3.0 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.9% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(5) Amount is net of $9.7 million valuation allowance and $20.5 million of face value repaid through December 31, 2019.  Face value of $65.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of two properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(6) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(7) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 4Q19		Balance Sheet Pro Rata Adjustments 4Q19
Revenues:		Assets:
Rental Income (2)	$17,969	Land	$151,505
Other income	1,127	Buildings	426,664
	19,096	Improvements	43,299
Expenses:			621,468
Operating and maintenance	2,558	Depreciation	(170,641)
Real estate taxes	2,383		450,827
	4,941	Construction in progress and land	6,714
Net Operating Income	14,155	Real estate, net	457,541
		Investment in JVs	1,124
Other Income (expense):		Cash and restricted cash	16,964
Fee income	(926)	Receivables, net	6,815
Interest income	(268)	Other assets, net	23,038
Impairment charges	(77)	Total Assets	$505,482
Interest expense	(3,666)
Depreciation and amortization	(5,991)	Liabilities and Equity:
Other income (expense), net	(64)	Mortgage debt	$285,471
Income before earnings from JVs	3,163	Notes payable to SITE	1,007
Equity in net income of JVs	(6,073)	Other liabilities	21,864
Basis differences of JVs	245	Total Liabilities	308,342
Gain on disposition of real estate	2,665	JVs share of equity	185,123
Net income	$0	Distributions in excess of net income	12,017
		Total Equity	197,140
FFO Reconciliation 4Q19		Total Liabilities and Equity	$505,482
Income before earnings from JVs	$3,163
Depreciation and amortization	5,991
Impairment of real estate	77
Basis differences of JVs	128
FFO at SITE's Ownership Interests	$9,359
OFFO at SITE's Ownership Interests	$9,306

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$13,806
Percentage rent	197
Recoveries	3,966

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	4Q19	4Q18	12M19	12M18
Revenues:
Rental income (1)	$102,212	$100,825	$414,964	$419,572
Other income	6,163	1,141	13,317	7,895
	108,375	101,966	428,281	427,467
Expenses:
Operating and maintenance	14,802	14,602	59,847	60,969
Real estate taxes	14,269	14,479	58,565	64,384
	29,071	29,081	118,412	125,353

Net operating income	79,304	72,885	309,869	302,114

Other income (expense):
Interest expense	(20,415)	(23,997)	(93,887)	(96,312)
Depreciation and amortization	(36,409)	(34,541)	(149,749)	(145,849)
Impairment charges	(1,540)	(72,732)	(13,807)	(177,522)
Preferred share expense	(5,345)	(5,801)	(21,832)	(24,875)
Other expense, net	(4,205)	(5,394)	(20,563)	(24,891)
	11,390	(69,580)	10,031	(167,335)
Gain on disposition of real estate, net	51,806	10,829	67,011	93,753
Net income (loss) attributable to unconsolidated JVs	63,196	(58,751)	77,042	(73,582)
Depreciation and amortization	36,409	34,541	149,749	145,849
Impairment of real estate	1,540	72,732	13,807	177,522
Gain on disposition of real estate, net	(51,806)	(10,829)	(67,011)	(93,753)
FFO	$49,339	$37,693	$173,587	$156,036
FFO at SITE's ownership interests	$9,359	$7,134	$33,528	$27,982
Operating FFO at SITE's ownership interests	$9,306	$7,240	$33,468	$29,001

(1) Rental Income:
Minimum rents	$78,065	$75,751	$317,103	$316,635
Percentage rent	1,186	1,022	2,472	2,501
Recoveries	22,961	24,052	95,389	100,436

Balance Sheet
			At Period End
			4Q19	4Q18
Assets:
Land			$895,427	$1,004,289
Buildings			2,583,053	2,804,027
Improvements			233,303	221,412
			3,711,783	4,029,728
Depreciation			(949,879)	(935,921)
			2,761,904	3,093,807
Construction in progress and land			58,855	56,498
Real estate, net			2,820,759	3,150,305
Cash and restricted cash			109,260	94,111
Receivables, net			37,191	44,702
Other assets, net			147,129	186,693
Total Assets			$3,114,339	$3,475,811

Liabilities and Equity:
Mortgage debt			$1,640,146	$2,212,503
Notes and accrued interest payable to SITE			4,975	5,182
Other liabilities			142,754	161,372
Total Liabilities			1,787,875	2,379,057

Redeemable preferred equity			217,871	274,493
Accumulated equity			1,108,593	822,261
Total Equity			1,326,464	1,096,754
Total Liabilities and Equity			$3,114,339	$3,475,811

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	25	2,700	11.4%	93.0%	$33,305	9.0%	$13.66
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,292	5.5%	84.3%	26,916	7.3%	$25.53
3	Columbus, OH	8	1,592	6.7%	98.4%	23,950	6.5%	$16.29
4	Boston-Cambridge-Newton, MA-NH	2	1,421	6.0%	93.7%	22,789	6.2%	$25.95
5	Charlotte-Concord-Gastonia, NC-SC	6	1,474	6.2%	95.9%	22,753	6.2%	$16.29
6	Orlando-Kissimmee-Sanford, FL	8	1,240	5.2%	97.2%	21,393	5.8%	$17.91
7	Denver-Aurora-Lakewood, CO	5	1,386	5.9%	92.9%	20,995	5.7%	$17.56
8	Trenton, NJ	2	1,159	4.9%	97.4%	20,418	5.5%	$19.82
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.5%	97.6%	17,410	4.7%	$21.58
10	Los Angeles-Long Beach-Anaheim, CA	3	896	3.8%	95.8%	15,461	4.2%	$23.68
11	San Antonio-New Braunfels, TX	3	1,055	4.5%	85.3%	15,416	4.2%	$19.49
12	Phoenix-Mesa-Scottsdale, AZ	4	878	3.7%	96.7%	15,169	4.1%	$18.62
13	Cincinnati, OH-KY-IN	3	590	2.5%	90.7%	9,376	2.5%	$17.40
14	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	100.0%	9,331	2.5%	$21.51
15	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.4%	92.5%	8,814	2.4%	$17.88
16	Portland-Vancouver-Hillsboro, OR-WA	2	400	1.7%	97.2%	8,412	2.3%	$22.80
17	Tampa-St. Petersburg-Clearwater, FL	9	696	2.9%	90.2%	8,398	2.3%	$16.75
18	Cleveland-Elyria, OH	2	564	2.4%	90.7%	6,958	1.9%	$16.91
19	Kansas City, MO-KS	2	495	2.1%	85.8%	6,356	1.7%	$14.75
20	Sacramento--Roseville--Arden-Arcade, CA	1	275	1.2%	99.6%	6,082	1.7%	$30.91
	Other	59	3,495	14.8%	94.6%	48,652	13.2%	$16.16
	Total	170	23,650	100.0%	93.8%	$368,354	100.0%	$18.25

SITE Centers Corp.

Property List (excludes DDRTC)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.27	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.63	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.92	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.80	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
5	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.47	Trader Joe's
6	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.54	Safeway
7	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.38	Aldi, Kohl's, Michaels
8	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$24.02	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
9	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.63	Cinemark, H & M, Nike, Restoration Hardware
10	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.38	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
11	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
12	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.25	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
13	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.01	The Studio Mix
14	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.36	24 Hour Fitness, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Target (U), Ulta Beauty
15	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$19.42	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
16	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$12.53	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
17	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.71	King Soopers, Marshalls, Michaels, Pier 1 Imports
18	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$20.13	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
19	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		125	125	$17.06	Bed Bath & Beyond, The Fresh Market
20	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.67	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
21	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.31	HomeGoods (U), Stop & Shop, Target (U)
22	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.14	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
23	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.28	Publix
24	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$7.97	Big Lots, Indian River Antique Mall, Publix
25	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.90	Publix
26	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.41	Walmart Neighborhood Market
27	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.17	Ross Dress for Less, T.J. Maxx
28	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.18	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
29	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.20	Publix
30	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.53	Home Depot (U), Jo-Ann, Ross Dress for Less
31	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.29	LA Fitness (U), The Fresh Market
32	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.37	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
33	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.55	Publix, Ross Dress for Less
34	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.28	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
35	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$11.88	Aldi, Athletica Health & Fitness

SITE Centers Corp.

Property List (excludes DDRTC)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.51	Publix
37	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.89	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
38	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.53	Publix
39	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$15.27	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
40	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.79	Nordstrom Rack
41	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$10.45	Badcock Home Furniture &more, dd's Discounts, Publix, Ross Dress for Less
42	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.10	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
43	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.86	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
44	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.66	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
45	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$14.17	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
46	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.86	buybuy BABY, Lowe's (U), PetSmart
47	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		217	217	$9.19	Bealls Outlet, Chuck E. Cheese's, Kane Furniture
48	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.44	Pepin Academies, Publix
49	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$25.97	Publix (U), Target (U)
50	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$16.17	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
51	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.47	Publix, Walmart (U)
52	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$32.55	—
53	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$16.00	Bealls, Office Depot (U), Publix
54	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.96	Stein Mart
55	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.76	Kroger
56	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.63	Publix
57	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$18.86	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
58	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.70	Publix
59	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.77	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
60	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.14	Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
61	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.61	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
62	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.04	Kroger
63	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.51	Publix
64	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.12	Goodwill
65	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$11.49	Bargain Hunt
66	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.94	—
67	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.94	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
68	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.86	Publix, Ross Dress for Less, Stein Mart
69	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$14.67	Movie Tavern
70	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.93	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
71	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$10.98	Publix
72	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.64	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
73	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.10	HomeGoods, Kroger, Walmart (U)

SITE Centers Corp.

Property List (excludes DDRTC)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	518	$16.41	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
75	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.29	Mariano's, XSport Fitness
76	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.45	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
77	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.70	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
78	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$23.08	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
79	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.51	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
80	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.79	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
81	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.83	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
82	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.77	Regency Furniture
83	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.29	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
84	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$26.09	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
85	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.98	Kohl's, Stop & Shop
86	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.24	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, HomeGoods, Michaels, PetSmart, T.J. Maxx
87	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.94	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
88	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.37	Burlington, Micro Center, PetSmart, Target, Trader Joe's
89	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
90	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$27.17	Whole Foods
91	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.40	Sam's Club (U), Walmart (U)
92	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.71	Stop & Shop
93	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.30	Dick's Sporting Goods, Target (U)
94	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.87	buybuy BABY, Dick's Sporting Goods, Home Depot
95	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
96	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$19.13	Lowe's (U), ShopRite
97	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.15	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
98	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$17.98	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Walmart (U), Wegmans
99	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.40	Home Depot, Super Stop & Shop
100	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$15.78	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
101	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$14.07

AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

102	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		261	261	$22.94	Harris Teeter, Marshalls, PetSmart
103	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.79	Stein Mart, The Fresh Market
104	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.88	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
105	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.91	Lowes Foods
106	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	146	146	$21.74	Harris Teeter
107	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.81	Lowes Foods

SITE Centers Corp.

Property List (excludes DDRTC)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.91	—
109	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	254	428	$17.18	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
110	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.15	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
111	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.32	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
112	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
113	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.31	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
114	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$14.91	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
115	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$22.41	Fresh Thyme Farmers Market, HomeSense
116	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.40	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
117	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.92	Burlington, HomeGoods
118	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.01	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
119	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$17.01	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
120	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.70	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
121	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.23	Giant Eagle
122	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.24	Giant Eagle
123	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
124	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.65	Bed Bath & Beyond, Kohl's, Planet Fitness
125	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		303	565	$20.35	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
126	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$31.33	—
127	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.76	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
128	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$9.48	Christmas Tree Shops, Home Depot, Jo-Ann
129	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.59	Food Lion, Kohl's, Marshalls
130	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.72	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
131	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.85	Dick's Sporting Goods, Kohl's, Staples
132	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.71	REI, Whole Foods
133	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.73	Kroger
134	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.11	—
135	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.09	Bargain Hunt, OfficeMax (U)
136	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.15	Best Buy, Ross Dress for Less, Royal Furniture
137	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$25.99	—
138	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.42	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
139	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.92	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
140	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.20	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
141	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.13	Ross Dress for Less, Target (U)
142	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.91	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
143	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.64	Michaels, Stein Mart, The Fresh Market

SITE Centers Corp.

Property List (excludes DDRTC)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
144	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.91	Barnes & Noble, Regal Cinemas, Skate Nation (U)
145	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.74	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
146	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$4.02	Kroger
147	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.87	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
148	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.89	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
149	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.92	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				34,834	47,368
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Property List - DDRTC

GLA in thousands
#	Center	MSA	Location	ST	SITE Own %	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	172	350	$16.77	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	278	278	$11.47	Bealls, Beall's Outlet, Lucky's Market, Ross Dress for Less, Stein Mart
3	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	119	405	$16.19	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
4	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	74	246	$24.83	Publix (U), Staples, Target (U)
5	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	402	533	$14.98	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, Painted Tree Marketplace, PetSmart, REI, Ross Dress for Less
6	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	1,242	1,506	$9.58

Bargain Hunt, Bed Bath & Beyond, Belk, Big Lots, Burlington, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Shoppers World, Target (U),  Walmart

7	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	468	468	$8.26	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
8	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
9	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	219	400	$14.55	Kohl's, OfficeMax, Old Navy, Target (U)
10	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	420	722	$9.34	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
11	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	722	722	$17.90	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
12	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	300	388	$29.35	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
13	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	268	442	$15.18	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
14	Alexander Place	Raleigh, NC	Raleigh	NC	15%	198	408	$16.85	Kohl's, O2 Fitness, Walmart (U)
15	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	193	193	$28.42	Best Buy, Off 5th, United Artists Theatre
16	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	153	153	$16.54	Barnes & Noble, DSW, The Edge Fitness Clubs
17	Columbiana Station	Columbia, SC	Columbia	SC	15%	375	436	$16.33	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
18	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	282	663	$15.29	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
19	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	655	655	$11.25	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
20	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	77	192	$13.29	Bed Bath & Beyond, Home Depot (U), Planet Fitness
21	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	266	266	$15.67	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
			Total			7,139	9,681
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
TIAA - DDRTC Core Retail Fund.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.  The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating

SITE Centers Corp.

Non-GAAP Measures

performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  The expected range of net income attributable to common shareholders to estimate projected FFO and Operating FFO for 2019 does include the impact of the common share offering in October 2019 as well as the expected redemption of the Class J Preferred Shares.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Shopping Center Summary
Operating Centers – 100%	170	169	171	173	177
Wholly Owned - SITE	69	66	68	69	70
JV Portfolio	101	103	103	104	107

Owned and Ground Lease GLA – 100%	41,972	43,058	43,317	43,876	44,317
Wholly Owned - SITE	19,572	19,392	19,646	19,726	19,616
JV Portfolio – 100%	22,400	23,666	23,671	24,150	24,701
Unowned GLA – 100%	15,077	15,301	15,332	15,742	16,311

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.67	$16.52	$16.50	$16.41	$16.38
Base Rent PSF < 10K	$26.48	$26.25	$25.98	$25.79	$25.68
Base Rent PSF > 10K	$13.82	$13.76	$13.77	$13.71	$13.70
Commenced Rate	90.8%	90.9%	90.4%	90.0%	90.7%
Leased Rate	93.6%	93.6%	93.5%	92.9%	93.1%
Leased Rate < 10K SF	86.3%	86.6%	87.6%	87.9%	88.1%
Leased Rate > 10K SF	95.9%	95.8%	95.3%	94.4%	94.7%

Joint Venture (100%)
Base Rent PSF	$14.90	$14.90	$14.91	$14.83	$14.84
Leased Rate	93.4%	92.9%	93.1%	92.8%	93.6%
Leased Rate < 10K SF	85.0%	85.2%	86.3%	86.4%	87.0%
Leased Rate > 10K SF	96.3%	95.4%	95.4%	94.8%	95.7%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q19	13	40,420	$34.56	$30.02	15.1%	8.4	28	148,577	$24.32	10.2
3Q19	13	47,657	$32.40	$28.04	15.5%	10.8	24	148,830	$19.81	10.1
2Q19	15	111,701	$20.02	$18.88	6.0%	8.1	25	187,007	$19.07	8.6
1Q19	13	71,346	$23.70	$18.53	27.9%	9.4	33	218,938	$19.93	9.9
	54	271,124	$25.33	$22.06	14.8%	9.1	110	703,352	$20.61	9.7

Renewals
4Q19	44	301,773	$20.27	$20.14	0.6%	6.4	44	301,773	$20.27	6.4
3Q19	49	473,518	$18.25	$17.50	4.3%	5.7	49	473,518	$18.25	5.7
2Q19	39	558,842	$17.84	$16.96	5.2%	5.1	39	558,842	$17.84	5.1
1Q19	46	342,775	$17.70	$16.23	9.1%	5.4	46	342,775	$17.70	5.4
	178	1,676,908	$18.36	$17.53	4.7%	5.6	178	1,676,908	$18.36	5.6

New + Renewals
4Q19	57	342,193	$21.96	$21.30	3.1%	6.8	72	450,350	$21.61	7.8
3Q19	62	521,175	$19.54	$18.47	5.8%	6.4	73	622,348	$18.62	6.8
2Q19	54	670,543	$18.20	$17.28	5.3%	5.7	64	745,849	$18.15	6.0
1Q19	59	414,121	$18.74	$16.62	12.8%	6.3	79	561,713	$18.57	7.3
	232	1,948,032	$19.33	$18.16	6.4%	6.2	288	2,380,260	$19.03	6.9

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
4Q19	71,917	$30.04	$4.98	$3.39	$1.81	$10.18	$19.86	8.7
3Q19	136,371	$20.38	$2.83	$1.60	$0.88	$5.31	$15.07	10.3
2Q19	160,737	$19.90	$2.26	$5.80	$0.84	$8.90	$11.00	8.4
1Q19	163,342	$21.38	$3.46	$1.76	$0.62	$5.84	$15.54	9.9
	532,367	$21.85	$3.16	$3.02	$0.91	$7.09	$14.76	9.3

Renewals
4Q19	301,773	$20.78	$0.75	$0.00	$0.07	$0.82	$19.96	6.4
3Q19	473,518	$18.58	$0.39	$0.00	$0.00	$0.39	$18.19	5.7
2Q19	558,842	$17.94	$0.01	$0.00	$0.00	$0.01	$17.93	5.1
1Q19	342,775	$17.97	$0.16	$0.00	$0.00	$0.16	$17.81	5.4
	1,676,908	$18.64	$0.30	$0.00	$0.02	$0.32	$18.32	5.6

New + Renewals
4Q19	373,690	$22.56	$1.75	$0.81	$0.49	$3.05	$19.51	7.0
3Q19	609,889	$18.98	$1.22	$0.55	$0.30	$2.07	$16.91	6.7
2Q19	719,579	$18.38	$0.72	$1.85	$0.27	$2.84	$15.54	5.9
1Q19	506,117	$19.07	$1.66	$0.80	$0.28	$2.74	$16.33	7.0
	2,209,275	$19.41	$1.27	$1.04	$0.32	$2.63	$16.78	6.6

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q19	13	72,478	$19.15	$17.19	11.4%	8.8	34	300,243	$14.72	9.7
3Q19	20	139,112	$17.20	$16.95	1.5%	8.1	36	215,036	$16.15	8.0
2Q19	18	72,840	$18.52	$15.24	21.5%	8.3	35	178,445	$15.95	8.6
1Q19	13	165,145	$10.87	$10.11	7.5%	8.9	20	189,088	$11.86	8.4
	64	449,575	$15.40	$14.20	8.5%	8.5	125	882,812	$14.71	8.8

Renewals
4Q19	66	565,472	$14.46	$13.87	4.3%	4.9	66	565,472	$14.46	4.9
3Q19	75	659,663	$15.14	$14.53	4.2%	5.0	75	659,663	$15.14	5.0
2Q19	56	579,385	$13.30	$12.62	5.4%	5.3	56	579,385	$13.30	5.3
1Q19	69	638,349	$14.80	$14.74	0.4%	5.7	69	638,349	$14.80	5.7
	266	2,442,869	$14.46	$13.98	3.4%	5.2	266	2,442,869	$14.46	5.2

New + Renewals
4Q19	79	637,950	$14.99	$14.25	5.2%	5.5	100	865,715	$14.55	6.6
3Q19	95	798,775	$15.50	$14.95	3.7%	5.6	111	874,699	$15.39	5.8
2Q19	74	652,225	$13.88	$12.91	7.5%	5.8	91	757,830	$13.93	6.2
1Q19	82	803,494	$13.99	$13.79	1.5%	6.2	89	827,437	$14.13	6.2
	330	2,892,444	$14.61	$14.01	4.3%	5.8	391	3,325,681	$14.52	6.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
4Q19	300,243	$15.24	$2.53	$1.92	$0.62	$5.07	$10.17	9.7
3Q19	215,036	$16.76	$1.50	$1.59	$0.58	$3.67	$13.09	8.0
2Q19	178,445	$16.79	$2.68	$0.58	$0.54	$3.80	$12.99	8.6
1Q19	189,088	$12.32	$1.31	$4.29	$0.48	$6.08	$6.24	8.4
	882,812	$15.30	$2.09	$2.07	$0.57	$4.73	$10.57	8.8

Renewals
4Q19	565,472	$14.66	$0.07	$0.02	$0.00	$0.09	$14.57	4.9
3Q19	659,663	$15.31	$0.00	$0.00	$0.01	$0.01	$15.30	5.0
2Q19	579,385	$13.47	$0.18	$0.00	$0.02	$0.20	$13.27	5.3
1Q19	638,349	$15.02	$1.11	$0.00	$0.05	$1.16	$13.86	5.7
	2,442,869	$14.65	$0.37	$0.01	$0.02	$0.40	$14.25	5.2

New + Renewals
4Q19	865,715	$14.86	$1.33	$1.00	$0.32	$2.65	$12.21	6.6
3Q19	874,699	$15.66	$0.52	$0.55	$0.20	$1.27	$14.39	5.8
2Q19	757,830	$14.25	$1.01	$0.20	$0.19	$1.40	$12.85	6.2
1Q19	827,437	$14.40	$1.18	$1.31	$0.18	$2.67	$11.73	6.2
	3,325,681	$14.82	$1.02	$0.78	$0.23	$2.03	$12.79	6.2

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	18	$351	$19.50	0.2%	20	43	$1,120	$26.05	1.2%	21	61	$1,471	$24.11	0.5%
2020	19	447	6,880	$15.39	3.5%	130	376	10,117	$26.91	10.5%	149	823	16,997	$20.65	5.8%
2021	50	1,363	20,402	$14.97	10.5%	164	429	11,955	$27.87	12.3%	214	1,792	32,357	$18.06	11.1%
2022	67	2,005	31,006	$15.46	16.0%	185	532	15,334	$28.82	15.8%	252	2,537	46,340	$18.27	15.9%
2023	73	2,128	30,047	$14.12	15.5%	171	534	15,698	$29.40	16.2%	244	2,662	45,745	$17.18	15.7%
2024	68	2,033	29,181	$14.35	15.0%	155	413	12,802	$31.00	13.2%	223	2,446	41,983	$17.16	14.4%
2025	48	1,297	22,361	$17.24	11.5%	76	210	6,110	$29.10	6.3%	124	1,507	28,471	$18.89	9.8%
2026	24	578	9,004	$15.58	4.6%	59	205	6,464	$31.53	6.7%	83	783	15,468	$19.75	5.3%
2027	19	561	11,051	$19.70	5.7%	43	152	4,315	$28.39	4.5%	62	713	15,366	$21.55	5.3%
2028	17	519	8,013	$15.44	4.1%	54	189	5,471	$28.95	5.7%	71	708	13,484	$19.05	4.6%
2029	20	569	10,553	$18.55	5.4%	50	168	5,161	$30.72	5.3%	70	737	15,714	$21.32	5.4%
Thereafter	23	808	15,066	$18.65	7.8%	21	88	2,255	$25.63	2.3%	44	896	17,321	$19.33	6.0%
Total	429	12,326	$193,915	$15.73	100.0%	1,128	3,339	$96,802	$28.99	100.0%	1,557	15,665	$290,717	$18.56	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	18	$351	$19.50	0.2%	20	43	$1,120	$26.05	1.2%	21	61	$1,471	$24.11	0.5%
2020	7	108	1,445	$13.38	0.7%	75	200	5,694	$28.47	5.9%	82	308	7,139	$23.18	2.5%
2021	10	207	3,988	$19.27	2.1%	98	215	6,247	$29.06	6.5%	108	422	10,235	$24.25	3.5%
2022	11	238	4,330	$18.19	2.2%	93	245	6,967	$28.44	7.2%	104	483	11,297	$23.39	3.9%
2023	4	85	2,274	$26.75	1.2%	86	235	6,578	$27.99	6.8%	90	320	8,852	$27.66	3.0%
2024	10	196	3,293	$16.80	1.7%	81	171	5,668	$33.15	5.9%	91	367	8,961	$24.42	3.1%
2025	8	184	2,933	$15.94	1.5%	78	204	5,771	$28.29	6.0%	86	388	8,704	$22.43	3.0%
2026	8	152	3,392	$22.32	1.7%	56	157	4,906	$31.25	5.1%	64	309	8,298	$26.85	2.9%
2027	12	258	5,146	$19.95	2.7%	70	190	6,094	$32.07	6.3%	82	448	11,240	$25.09	3.9%
2028	22	454	6,225	$13.71	3.2%	71	217	6,718	$30.96	6.9%	93	671	12,943	$19.29	4.5%
2029	10	296	4,324	$14.61	2.2%	56	155	4,659	$30.06	4.8%	66	451	8,983	$19.92	3.1%
Thereafter	326	10,130	156,214	$15.42	80.6%	344	1,307	36,380	$27.83	37.6%	670	11,437	192,594	$16.84	66.2%
Total	429	12,326	$193,915	$15.73	100.0%	1,128	3,339	$96,802	$28.99	100.0%	1,557	15,665	$290,717	$18.56	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	21	$326	$15.52	0.2%	26	52	$1,333	$25.63	1.3%	27	73	$1,659	$22.73	0.6%
2020	36	1,054	10,642	$10.10	6.3%	194	459	10,669	$23.24	10.0%	230	1,513	21,311	$14.09	7.7%
2021	74	2,463	29,244	$11.87	17.2%	276	688	17,375	$25.25	16.3%	350	3,151	46,619	$14.79	16.9%
2022	76	2,366	27,392	$11.58	16.1%	266	758	17,926	$23.65	16.8%	342	3,124	45,318	$14.51	16.4%
2023	72	1,874	21,841	$11.65	12.8%	248	718	17,368	$24.19	16.3%	320	2,592	39,209	$15.13	14.2%
2024	73	2,388	27,447	$11.49	16.1%	239	699	16,617	$23.77	15.6%	312	3,087	44,064	$14.27	15.9%
2025	42	1,400	17,531	$12.52	10.3%	96	289	6,617	$22.90	6.2%	138	1,689	24,148	$14.30	8.7%
2026	25	609	6,981	$11.46	4.1%	49	173	4,230	$24.45	4.0%	74	782	11,211	$14.34	4.1%
2027	16	357	5,938	$16.63	3.5%	47	159	4,218	$26.53	4.0%	63	516	10,156	$19.68	3.7%
2028	23	697	8,414	$12.07	4.9%	56	171	5,045	$29.50	4.7%	79	868	13,459	$15.51	4.9%
2029	14	405	4,805	$11.86	2.8%	50	157	3,939	$25.09	3.7%	64	562	8,744	$15.56	3.2%
Thereafter	15	675	9,492	$14.06	5.6%	17	46	1,119	$24.33	1.1%	32	721	10,611	$14.72	3.8%
Total	467	14,309	$170,053	$11.88	100.0%	1,564	4,369	$106,456	$24.37	100.0%	2,031	18,678	$276,509	$14.80	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	21	326	$15.52	0.2%	23	47	$1,210	$25.74	1.1%	24	68	$1,536	$22.59	0.6%
2020	12	298	2,894	$9.71	1.7%	127	273	6,329	$23.18	5.9%	139	571	9,223	$16.15	3.3%
2021	7	125	1,752	$14.02	1.0%	184	396	10,326	$26.08	9.7%	191	521	12,078	$23.18	4.4%
2022	15	318	4,379	$13.77	2.6%	154	380	9,199	$24.21	8.6%	169	698	13,578	$19.45	4.9%
2023	13	261	3,640	$13.95	2.1%	169	433	10,676	$24.66	10.0%	182	694	14,316	$20.63	5.2%
2024	8	162	2,155	$13.30	1.3%	140	368	9,061	$24.62	8.5%	148	530	11,216	$21.16	4.1%
2025	15	267	3,807	$14.26	2.2%	96	232	5,105	$22.00	4.8%	111	499	8,912	$17.86	3.2%
2026	10	214	2,858	$13.36	1.7%	73	191	4,469	$23.40	4.2%	83	405	7,327	$18.09	2.6%
2027	12	274	2,913	$10.63	1.7%	95	269	7,112	$26.44	6.7%	107	543	10,025	$18.46	3.6%
2028	15	339	3,881	$11.45	2.3%	90	263	6,652	$25.29	6.2%	105	602	10,533	$17.50	3.8%
2029	16	337	3,855	$11.44	2.3%	86	228	5,566	$24.41	5.2%	102	565	9,421	$16.67	3.4%
Thereafter	343	11,693	137,593	$11.77	80.9%	327	1,289	30,751	$23.86	28.9%	670	12,982	168,344	$12.97	60.9%
Total	467	14,309	$170,053	$11.88	100.0%	1,564	4,369	$106,456	$24.37	100.0%	2,031	18,678	$276,509	$14.80	100.0%

Note: Excludes ground leases

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